UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2013
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 15, 2013, pursuant to the Agreement and Plan of Reorganization, dated as of May 28, 2012 and amended as of October 5, 2012 (as amended, the “Merger Agreement”), by and between Trustmark Corporation (“Trustmark”) and BancTrust Financial Group, Inc. (“BancTrust”), BancTrust merged with and into Trustmark, with Trustmark surviving as the surviving corporation (the “Merger”).  As a result of the Merger, each issued and outstanding share of BancTrust common stock (other than shares held by Trustmark, BancTrust and their respective subsidiaries) was converted into the right to receive 0.125 of a share of common stock of Trustmark, plus cash in lieu of fractional shares.  Each outstanding share of Trustmark’s common stock remained outstanding and was unaffected by the Merger.

Immediately following the Merger, BankTrust, an Alabama banking corporation and wholly owned subsidiary of BancTrust, merged with and into Trustmark National Bank, a national banking association and wholly owned subsidiary of Trustmark, with Trustmark National Bank surviving the merger and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1.  A copy of Trustmark’s press release announcing completion of the Merger is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2013, in connection with the Merger, Trustmark succeeded BancTrust as issuer (i) pursuant to the first supplemental indenture under the Indenture dated December 29, 2003 (as amended, the 2003 Indenture”) between BancTrust and U.S. Bank National Association, as trustee, pursuant to which $18,557,000 of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2034 (the “2034 Debentures”) are issued and outstanding and (ii) pursuant to the first supplemental indenture under the Junior Subordinated Indenture dated December 21, 2006 (as amended, the “2006 Indenture”, and together with the 2003 Indenture, the “Indentures”) between BancTrust and Wilmington Trust Company, as trustee, pursuant to which $15,464,000 of Floating Rate Junior Subordinated Notes due 2037 (the “2037 Notes”, together with the 2034 Debentures, the “Notes”) are issued and outstanding.  The indebtedness represented by the Notes is subordinate and junior in right of payment to the prior payment in full of all Senior Debt, as defined in the Indentures.  The Indentures contain customary events of default including non-payment defaults and bankruptcy related defaults, which could result in the acceleration of the Notes.  Trustmark intends to pay off the junior subordinated debt as soon as practicable after the consummation of the Merger.

Item 8.01	Other Events.

Effective February 15, 2013, pursuant to a Securities Purchase Agreement dated as of February 11, 2013 among Trustmark, BancTrust and the U.S. Department of Treasury (“Treasury”), Trustmark purchased from Treasury all of the outstanding shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of BancTrust, originally issued by BancTrust to Treasury in connection with BancTrust’s participation in Treasury’s Troubled Asset Relief Program Capital Purchase Program (the “TARP Preferred Stock”), and the warrant issued by BancTrust to Treasury on December 19, 2008 in connection with the issuance of the TARP Preferred Stock, for an aggregate purchase price of $52,562,266.85.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited consolidated financial statements of BancTrust and its subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2011, are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited consolidated financial statements of BancTrust and its subsidiaries as of September 30, 2012, and for the three and nine months ended September 30, 2012, and notes to unaudited consolidated financial statements, are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)           Pro forma financial information.

In connection with the recently completed Merger, attached hereto as Exhibit 99.4 is the Unaudited Pro Forma Condensed Consolidated Financial Information of Trustmark and BancTrust, which is incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Reorganization by and between Trustmark Corporation and BancTrust Financial Group, Inc., dated May 28, 2012 (attached as Exhibit 2.1 to Trustmark Corporation’s Current Report on Form 8-K filed on June 1, 2012 and incorporated herein by reference).

23.1	Consent of Dixon Hughes Goodman LLP.

99.1	Press Release issued by Trustmark Corporation on February 15, 2013.

99.2	Audited Consolidated Financial Statements of BancTrust Financial Group, Inc. as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011.

99.3
Unaudited Consolidated Financial Information of BancTrust Financial Group, Inc. as of September 30, 2012, and for the three and nine months ended September 30, 2012, and notes to unaudited consolidated financial information.

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Trustmark Corporation and BancTrust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer, Principal Financial Officer and
Principal Accounting Officer

DATE:	February 19, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Agreement and Plan of Reorganization by and between Trustmark Corporation and BancTrust Financial Group, Inc., dated May 28, 2012 (attached as Exhibit 2.1 to Trustmark Corporation’s Current Report on Form 8-K filed on June 1, 2012 and incorporated herein by reference).

23.1	Consent of Dixon Hughes Goodman LLP.

99.1	Press Release issued by Trustmark Corporation on February 15, 2013.

99.2	Audited Consolidated Financial Statements of BancTrust Financial Group, Inc. as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011.

99.3
Unaudited Consolidated Financial Information of BancTrust Financial Group, Inc. as of September 30, 2012, and for the three and nine months ended September 30, 2012, and notes to unaudited consolidated financial information.

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Trustmark Corporation and BancTrust Financial Group, Inc.